UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/18/2008

GeoPharma, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  -

FL	592600232
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6950 Bryan Dairy Road, Largo, FL 33777
(Address of principal executive offices, including zip code)

727-544-8866 x244
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to majority vote as received at the GeoPharma 2007 Annual Meeting held on January 18, 2008, two new directors elected to serve on the Company's Board of Directors were Mandeep K. Taneja, GeoPharma's General Counsel, and Carol Dore-Falcone, GeoPharma's Vice President and Chief Financial Officer.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoPharma, Inc.

Date: January 23, 2008	By:	/s/ Carol Dore-Falcone
Carol Dore-Falcone
Vice President and Chief Financial Officer

GeoPharma, Inc.

Date: January 23, 2008	By:	/s/ Mihir K. Taneja
Mihir K. Taneja
Chief Executive Officer